PRESS RELEASE Bill Seymour VP of Investor Relations T + 1 952 556 1844 bill.seymour@entegris.com

Exhibit 99.1

ENTEGRIS REPORTS RESULTS FOR FOURTH QUARTER OF 2023

•Fourth-quarter net sales of $812 million, decreased 14% from prior year and 9% sequentially
•Fourth-quarter net sales increased 2% sequentially (excluding the impact of divestitures)
•Fourth-quarter GAAP diluted EPS of $0.25
•Fourth-quarter non-GAAP diluted EPS of $0.65

BILLERICA, Mass., February 13, 2024 - Entegris, Inc. (NASDAQ: ENTG), today reported its financial results for the Company’s fourth quarter ended December 31, 2023. Fourth-quarter sales were $812.3 million, a decrease of 14% from the same quarter last year. Fourth-quarter GAAP net income was $38.0 million, or $0.25 income per diluted share, which included $30.0 million of gain on termination of the Alliance Agreement with MacDermid Enthone, $10.4 million of goodwill impairment, $30.5 million of impairment of long-lived assets, $51.0 million of amortization of intangible assets, $7.8 million of integration costs related to the acquisition of CMC Materials and $14.6 million of other net costs. Non-GAAP net income was $97.9 million for the fourth quarter and non-GAAP earnings per diluted share was $0.65.
Bertrand Loy, Entegris’ president and chief executive officer, said: “Our unit driven model has displayed strong resilience during the current industry downturn. We closed 2023 with fourth quarter sales and non-GAAP EPS results above our guidance. For the year, we outperformed the market by 6 points, driven in large part by our strong position at the leading-edge technology nodes. In addition, we divested three non-core businesses and used the proceeds and free cash flow to pay off $1.3 billion of debt. We also continued to make significant R&D and capacity investments, which are vital for our long-term growth.”
Mr. Loy added: “As we enter 2024, inventories of semiconductors have largely normalized, end demand has stabilized in most segments, and we expect a gradual industry recovery to occur throughout the year. In addition, we expect Entegris will continue to outgrow the market and show leverage in our model.”
Mr. Loy concluded: “We remain as optimistic as ever about the long-term growth prospects for the semiconductor industry. The industry is entering a period of unprecedented technology change and device complexity. This means the market is moving toward Entegris. Our core value proposition in materials science, materials purity, and end-to-end solutions has become increasingly enabling and critical for our customers. This will translate into rapidly expanding Entegris content per wafer, strong outperformance and earnings growth for years to come.”

Quarterly Financial Results Summary
(in thousands, except percentages and per share data)

GAAP Results	Dec 31, 2023	Dec 31, 2022	Sep 30, 2023
Net sales	$812,291	$946,070	$888,239
Operating income	$101,017	$143,776	$117,061
Operating margin - as a % of net sales	12.4%	15.2%	13.2%
Net income	$37,977	$57,427	$33,212
Diluted earnings per common share	$0.25	$0.38	$0.22
Non-GAAP Results
Non-GAAP adjusted operating income	$168,268	$219,353	$195,715
Non-GAAP adjusted operating margin - as a % of net sales	20.7%	23.2%	22.0%
Non-GAAP net income	$97,943	$124,451	$103,588
Diluted non-GAAP earnings per common share	$0.65	$0.83	$0.68

First-Quarter Outlook
For the Company’s guidance for the first quarter ending March 30, 2024, the Company expects sales of $770 million to $790 million, GAAP net income of $42 million to $49 million and diluted earnings per common share between $0.28 and $0.33. On a non-GAAP basis, the Company expects diluted earnings per common share to range from $0.60 to $0.65, reflecting net income on a non-GAAP basis in the range of $91 million to $98 million. The Company also expects Adjusted EBITDA of approximately 26.5% to 27.5% of sales.

Segment Results
The Company operates in three segments (the Materials Solutions segment resulted from combining the Advanced Planarization Solutions and the Specialty Chemicals and Engineered Materials segments):

Materials Solutions (MS): MS provides advanced consumable materials, such as CMP slurries and pads, deposition materials, process chemistries and gases, formulated cleans, etchants and other specialty materials; that enable our customers’ technical roadmaps, improve device performance, lower their total cost of ownership and enhance their yields.
Microcontamination Control (MC): MC offers advanced filtration solutions that improve customers’ yield, device reliability and cost; by filtering and purifying critical liquid chemistries and gases used in semiconductor manufacturing processes and other high-technology industries.
Advanced Materials Handling (AMH): AMH develops solutions that improve customers’ yields by protecting critical materials during manufacturing, transportation, and storage; including products that monitor, protect, transport and deliver critical liquid chemistries, wafers, and other substrates for a broad set of applications in the semiconductor, life sciences and other high-technology industries.

Fourth-Quarter Results and Analyst Update Webcast
Entegris will host a webcast on its fourth quarter 2023 results and provide a brief analyst update on Wednesday, February 14, 2024 at 9:00 a.m. Eastern Time. Participants can use this link to register and join the live webcast: https://app.webinar.net/OEr1gk1anQW. There will be no phone dial-in numbers for this event.

Management’s slide presentation concerning the results for the fourth quarter will be posted on the Investor Relations section of www.entegris.com.

Entegris, Inc. - page 2 of 17

About Entegris
Entegris is a leading supplier of advanced materials and process solutions for the semiconductor and other high-tech industries. Entegris has approximately 8,000 employees throughout its global operations and is ISO 9001 certified. It has manufacturing, customer service and/or research facilities in the United States, Canada, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea, and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Proforma net sales, adjusted EBITDA, adjusted gross profit, adjusted segment profit, adjusted operating income, non-GAAP net income, non-GAAP adjusted operating margin and diluted non-GAAP earnings per common share, together with related measures thereof, are considered “non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company provides supplemental non-GAAP financial measures to better understand and manage its business and believes these measures provide investors and analysts additional and meaningful information for the assessment of the Company’s ongoing results. Management also uses these non-GAAP measures to assist in the evaluation of the performance of its business segments and to make operating decisions. Management believes that the Company’s non-GAAP measures help indicate the Company’s baseline performance before certain gains, losses or other charges that may not be indicative of the Company’s business or future outlook, and that non-GAAP measures offer a more consistent view of business performance. The Company believes the non-GAAP measures aid investors’ overall understanding of the Company’s results by providing a higher degree of transparency for such items and providing a level of disclosure that will help investors generally understand how management plans, measures and evaluates the Company’s business performance. Management believes that the inclusion of non-GAAP measures provides greater consistency in its financial reporting and facilitates investors’ understanding of the Company’s historical operating trends by providing an additional basis for comparisons to prior periods. The reconciliations of GAAP gross profit to adjusted gross profit, GAAP segment profit to adjusted operating income, GAAP net income to adjusted operating income and adjusted EBITDA, GAAP net income and diluted earnings per common share to non-GAAP net income and diluted non-GAAP earnings per common share and GAAP outlook to non-GAAP outlook are included elsewhere in this release.

Cautionary Note on Forward-Looking Statements
This news release contains “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include statements about supply chain matters; inflationary pressures; future period guidance or projections; the Company’s performance relative to its markets, including the drivers of such performance; market and technology trends, including the duration and drivers of any growth trends; the development of new products and the success of their introductions; the focus of the Company’s ER&D projects; the Company’s ability to execute on our business strategies, including with respect to the Company’s expansion of its manufacturing presence in Taiwan and in Colorado Springs; the Company’s capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions and divestitures the Company has made and commercial partnerships the Company has established, including the acquisition of CMC Materials (now known as CMC Materials LLC) (“CMC Materials”); trends relating to the fluctuation of currency exchange rates; future capital and other expenditures, including estimates thereof; the Company’s expected tax rate; the impact, financial or otherwise, of any organizational changes; the impact of accounting pronouncements; quantitative and qualitative disclosures about market risk; and other matters. These forward-looking statements are based on current management expectations and assumptions only as of the date of this news release, are not guarantees of future performance and involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the level of, and obligations associated with, the Company’s indebtedness, including the debts incurred in connection with the acquisition of CMC Materials; risks related to the acquisition and integration of CMC Materials, including unanticipated difficulties or expenditures relating thereto, the ability to achieve the anticipated synergies and value-creation contemplated by the acquisition of CMC Materials and the diversion of management time on transaction-related matters; raw material shortages, supply and labor constraints, price increases, inflationary pressures and rising interest rates; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; substantial competition; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures, divestitures or other similar
Entegris, Inc. - page 3 of 17

transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; the impact of regional and global instabilities, hostilities and geopolitical uncertainty, including, but not limited to, the ongoing conflicts between Ukraine and Russia, between Israel and Hamas and the current conflict in the Red Sea, as well as the global responses thereto; the increasing complexity of certain manufacturing processes; changes in government regulations of the countries in which the Company operates, including the imposition of tariffs, export controls and other trade laws and restrictions and changes to national security and international trade policy, especially as they relate to China; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; and other risk factors and additional information described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed on February 23, 2023, and in the Company’s other SEC filings. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update publicly any forward-looking statements or information contained herein, which speak as of their respective dates.
Entegris, Inc. - page 4 of 17

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended
	Dec 31, 2023	Dec 31, 2022	Sep 30, 2023
Net sales	$812,291	$946,070	$888,239
Cost of sales	467,611	541,545	521,165
Gross profit	344,680	404,525	367,074
Selling, general and administrative expenses	144,680	139,246	116,051
Engineering, research and development expenses	67,567	68,041	66,810
Amortization of intangible assets	50,984	53,462	51,239
Goodwill impairment	10,432	—	15,913
Gain on termination of Alliance Agreement	(30,000)	—	—
Operating income	101,017	143,776	117,061
Interest expense, net	62,101	82,013	75,594
Other expense (income), net	12,058	(3,447)	10,243
Income before income tax (benefit) expense	26,858	65,210	31,224
Income tax (benefit) expense	(11,264)	7,783	(2,127)
Equity in net loss of affiliates	145	—	139
Net income	$37,977	$57,427	$33,212

Basic earnings per common share:	$0.25	$0.39	$0.22
Diluted earnings per common share:	$0.25	$0.38	$0.22

Weighted average shares outstanding:
Basic	150,223	149,039	150,127
Diluted	151,331	149,909	151,229

Entegris, Inc. - page 5 of 17

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Twelve months ended
	Dec 31, 2023	Dec 31, 2022
Net sales	$3,523,926	$3,282,033
Cost of sales	2,026,321	1,885,620
Gross profit	1,497,605	1,396,413
Selling, general and administrative expenses	576,194	543,485
Engineering, research and development expenses	277,313	228,994
Amortization of intangible assets	214,477	143,953
Goodwill impairment	115,217	—
Gain on termination of Alliance Agreement	(184,754)	—
Operating income	499,158	479,981
Interest expense, net	301,121	208,975
Other expense, net	25,367	23,926
Income before income tax (benefit) expense	172,670	247,080
Income tax (benefit) expense	(8,413)	38,160
Equity in net loss of affiliates	414	—
Net income	$180,669	$208,920

Basic earnings per common share:	$1.21	$1.47
Diluted earnings per common share:	$1.20	$1.46

Weighted average shares outstanding:
Basic	149,900	142,294
Diluted	150,945	143,146

Entegris, Inc. - page 6 of 17

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	Dec 31, 2023	Dec 31, 2022
ASSETS
Current assets:
Cash, cash equivalents and restricted cash	$456,929	$563,439
Trade accounts and notes receivable, net	457,052	535,485
Inventories, net	607,051	812,815
Deferred tax charges and refundable income taxes	63,879	47,618
Assets held-for-sale	278,753	246,531
Other current assets	113,663	129,297
Total current assets	1,977,327	2,335,185
Property, plant and equipment, net	1,468,043	1,393,337
Other assets:
Right-of-use assets	80,399	94,940
Goodwill	3,945,860	4,408,331
Intangible assets, net	1,281,969	1,841,955
Deferred tax assets and other noncurrent tax assets	31,432	28,867
Other	27,561	36,242
Total assets	$8,812,591	$10,138,857
LIABILITIES AND EQUITY
Current liabilities
Short-term debt, including current portion of long-term debt	—	151,965
Accounts payable	134,211	172,488
Accrued liabilities	283,158	328,784
Liabilities held-for-sale	19,223	10,637
Income tax payable	77,403	98,057
Total current liabilities	513,995	761,931
Long-term debt, excluding current maturities	4,577,141	5,632,928
Long-term lease liability	68,986	80,716
Other liabilities	243,875	445,282
Shareholders’ equity	3,408,594	3,218,000
Total liabilities and equity	$8,812,591	$10,138,857

Entegris, Inc. - page 7 of 17

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Twelve months ended
	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Operating activities:
Net income	$37,977	$57,427	$180,669	$208,920
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	42,558	41,882	172,683	135,371
Amortization	50,984	53,462	214,477	143,953
Share-based compensation expense	8,955	9,033	61,371	66,577
Loss on extinguishment of debt and modification	17,003	1,052	27,865	3,287
Impairment of Goodwill	10,432	—	115,217	—
Gain on termination of Alliance Agreement	(30,000)	—	(184,754)	—
(Gain) Loss on sale of business and held for sale assets	(4,740)	—	23,839	—
Other	(4,841)	(28,678)	(32,374)	32,542
Changes in operating assets and liabilities, net of effects of acquisitions:
Trade accounts and notes receivable	903	(25,265)	608	(59,643)
Inventories	39,411	(23,000)	102,751	(203,335)
Accounts payable and accrued liabilities	(33,892)	(78,788)	(29,547)	4,519
Income taxes payable, refundable income taxes and noncurrent taxes payable	26,597	37,388	(10,177)	21,751
Other	(10,697)	(12,460)	(13,066)	(1,659)
Net cash provided by operating activities	150,650	32,053	629,562	352,283
Investing activities:
Acquisition of property and equipment	(128,665)	(147,356)	(456,847)	(466,192)
Acquisition of business, net of cash acquired	—	—	—	(4,474,925)
Proceeds from sale of businesses	680,674	—	814,960	—
Proceeds from termination of Alliance Agreement	21,900	—	191,151	—
Other	1,888	(5,716)	3,807	(4,592)
Net cash provided by (used in) investing activities	575,797	(153,072)	553,071	(4,945,709)
Financing activities:
Proceeds from revolving credit facility, short-term debt and long-term debt	—	—	217,449	5,416,753
Payments of revolving credit facility, short-term debt and long-term debt	(869,725)	(70,000)	(1,473,675)	(486,000)
Payments for debt issuance costs	—	1	(3,475)	(99,488)
Payments for dividends	(15,019)	(14,896)	(60,221)	(57,309)
Issuance of common stock	13,159	5,404	50,792	16,168
Taxes paid related to net share settlement of equity awards	(568)	(73)	(12,108)	(22,820)
Other	(468)	(242)	(1,391)	(1,101)
Net cash (used in) provided by financing activities	(872,621)	(79,806)	(1,282,629)	4,766,203
Effect of exchange rate changes on cash, cash equivalents and restricted cash	9,083	9,597	(6,514)	(11,903)
(Decrease) increase in cash, cash equivalents and restricted cash	(137,091)	(191,228)	(106,510)	160,874
Cash, cash equivalents and restricted cash at beginning of period	594,020	754,667	563,439	402,565
Cash, cash equivalents and restricted cash at end of period	$456,929	$563,439	$456,929	$563,439
Entegris, Inc. - page 8 of 17

Entegris, Inc. and Subsidiaries
Segment Information
(In thousands)
(Unaudited)

	Three months ended			Twelve months ended
Net sales	Dec 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2023	Dec 31, 2022
Materials Solutions	$364,965	$458,012	$435,538	$1,689,467	$1,380,208
Microcontamination Control	288,427	284,676	286,217	1,127,555	1,105,996
Advanced Materials Handling	169,191	213,890	180,248	758,648	846,492
Inter-segment elimination	(10,292)	(10,508)	(13,764)	(51,744)	(50,663)
Total net sales	$812,291	$946,070	$888,239	$3,523,926	$3,282,033

	Three months ended			Twelve months ended
Segment profit	Dec 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2023	Dec 31, 2022
Materials Solutions	$53,204	$71,489	$56,955	$296,375	$219,189
Microcontamination Control	97,558	107,413	101,132	395,348	411,475
Advanced Materials Handling	20,463	48,045	31,642	136,100	183,738
Total segment profit	171,225	226,947	189,729	827,823	814,402
Amortization of intangibles	50,984	53,462	51,239	214,477	143,953
Unallocated expenses	19,224	29,709	21,429	114,188	190,468
Total operating income	$101,017	$143,776	$117,061	$499,158	$479,981

Entegris, Inc. - page 9 of 17

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In thousands)

	Three months ended			Twelve months ended
	Dec 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2023	Dec 31, 2022
Net Sales	$812,291	$946,070	$888,239	$3,523,926	$3,282,033
Gross profit-GAAP	$344,680	$404,525	$367,074	$1,497,605	$1,396,413
Adjustments to gross profit:
Restructuring costs [1]	28	—	789	8,194	—
Charge for fair value mark-up of acquired inventory sold [2]	—	—	—	—	61,932
Adjusted gross profit	$344,708	$404,525	$367,863	$1,505,799	$1,458,345

Gross margin - as a % of net sales	42.4%	42.8%	41.3%	42.5%	42.5%
Adjusted gross margin - as a % of net sales	42.4%	42.8%	41.4%	42.7%	44.4%

1 Restructuring charges resulting from cost saving initiatives.
2 Represents the additional cost of goods sold recognized in connection with the step-up of inventory valuation related to the CMC Materials acquisition.
Entegris, Inc. - page 10 of 17

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In thousands)
(Unaudited)

	Three months ended			Twelve months ended
Adjusted segment profit	Dec 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2023	Dec 31, 2022
MS segment profit	$53,204	$71,489	$56,955	$296,375	$219,189
Restructuring costs [1]	1,635	—	519	9,261	—
(Gain) loss from the sale of businesses [2]	(4,740)	(254)	—	23,839	(254)
Goodwill impairment [3]	10,432	—	15,913	115,217	—
Gain on termination of Alliance Agreement [4]	(30,000)	—	—	(184,754)	—
Impairment on long-lived assets [5]	30,464	—	—	30,464	—
Charge for fair value write-up of acquired inventory sold [6]	—	—	—	—	61,932
MS adjusted segment profit	$60,995	$71,235	$73,387	$290,402	$280,867

MC segment profit	$97,558	$107,413	$101,132	$395,348	$411,475
Restructuring costs [1]	173	—	215	3,183	—
MC adjusted segment profit	$97,731	$107,413	$101,347	$398,531	$411,475

AMH segment profit	$20,463	$48,045	$31,642	$136,100	$183,738
Restructuring costs [1]	105	—	467	1,826	—
AMH adjusted segment profit	$20,568	$48,045	$32,109	$137,926	$183,738

Unallocated general and administrative expenses	$19,224	$29,709	$21,429	$114,188	$190,468
Less: unallocated deal and integration costs	(7,810)	(22,369)	(10,301)	(56,526)	(152,238)
Less: unallocated restructuring costs [1]	(388)	—	—	(475)	—
Adjusted unallocated general and administrative expenses	$11,026	$7,340	$11,128	$57,187	$38,230

Total adjusted segment profit	$179,294	$226,693	$206,843	$826,859	$876,080
Less: adjusted unallocated general and administrative expenses	11,026	7,340	11,128	57,187	38,230
Total adjusted operating income	$168,268	$219,353	$195,715	$769,672	$837,850

1 Restructuring charges resulting from cost saving initiatives.
2 (Gain) loss from the sale of our businesses.
3 Non-cash impairment charges associated with goodwill.
4 Gain on termination of Alliance Agreement with MacDermid Enthone.
5 Impairment of long-lived assets.
6 Represents the additional cost of goods sold recognized in connection with the step-up of inventory valuation related to the CMC Materials acquisition.
Entegris, Inc. - page 11 of 17

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three months ended			Twelve months ended
	Dec 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2023	Dec 31, 2022
Net sales	$812,291	$946,070	$888,239	$3,523,926	$3,282,033
Net income	$37,977	$57,427	$33,212	$180,669	$208,920
Net income - as a % of net sales	4.7%	6.1%	3.7%	5.1%	6.4%
Adjustments to net income:
Equity in net loss of affiliates	145	—	139	414	—
Income tax (benefit) expense	(11,264)	7,783	(2,127)	(8,413)	38,160
Interest expense, net	62,101	82,013	75,594	301,121	208,975
Other expense (income), net	12,058	(3,447)	10,243	25,367	23,926
GAAP - Operating income	101,017	143,776	117,061	499,158	479,981
Operating margin - as a % of net sales	12.4%	15.2%	13.2%	14.2%	14.6%
Goodwill impairment [1]	10,432	—	15,913	115,217	—
Deal and transaction costs [2]	—	258	—	3,001	39,543
Integration costs:
Professional fees [3]	4,582	13,723	6,756	36,650	35,422
Severance costs [4]	(395)	2,273	(454)	1,478	6,269
Retention costs [5]	—	457	45	1,687	1,987
Other costs [6]	3,623	2,105	3,953	13,710	7,053
Contractual and non-cash integration costs:
CMC Materials retention costs [7]	—	3,553	—	—	18,030
Stock-based compensation alignment [8]	—	—	—	—	21,584
Change in control costs [9]	—	—	—	—	22,350
Restructuring costs [10]	2,301	—	1,202	14,745	—
(Gain) loss on sale of businesses [11]	(4,740)	(254)	—	23,839	(254)
Charge for fair value write-up of acquired inventory sold [12]	—	—	—	—	61,932
Gain on termination of Alliance Agreement [13]	(30,000)	—	—	(184,754)	—
Impairment of long-lived assets[14]	30,464	—	—	30,464	—
Amortization of intangible assets [15]	50,984	53,462	51,239	214,477	143,953
Adjusted operating income	168,268	219,353	195,715	769,672	837,850
Adjusted operating margin - as a % of net sales	20.7%	23.2%	22.0%	21.8%	25.5%
Depreciation	42,558	41,882	39,631	172,683	135,371
Adjusted EBITDA	$210,826	$261,235	$235,346	$942,355	$973,221
Adjusted EBITDA - as a % of net sales	26.0%	27.6%	26.5%	26.7%	29.7%
Entegris, Inc. - page 12 of 17

1 Non-cash impairment charges associated with goodwill.
2 Deal and transaction costs associated with CMC Materials acquisition and completed and announced divestitures.
3 Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations. These fees arise outside of the ordinary course of our continuing operations.
4 Represents severance charges related to the integration of the CMC Materials acquisition.
5 Represents retention charges related directly to the CMC Materials acquisition and completed and announced divestitures, and are not part of our normal, recurring cash operating expenses.
6 Represents other employee related costs and other costs incurred relating to the CMC Materials acquisition and the completed and announced divestitures. These costs arise outside of the ordinary course of our continuing operations.
7Represents non-recurring costs associated with the CMC Materials retention program that was agreed upon and set forth in the definitive acquisition agreement.
8 Represents the non-cash incremental expense associated with adopting retirement vesting obligations on Entegris equity awards, similar to those of CMC Materials equity awards.
9 Relates to the change in control agreements that were in place with management of CMC Materials prior to the acquisition and the associated expense post-acquisition.
10 Restructuring charges resulting from cost saving initiatives.
11 (Gain) loss from the sale of our businesses.
12 Represents the additional cost of goods sold recognized in connection with the step-up of inventory valuation related to the CMC Materials acquisition.
13 Gain on termination of the Alliance Agreement with MacDermid Enthone.
14 Impairment of long-lived assets.
15 Non-cash amortization expense associated with intangibles acquired in acquisitions.
Entegris, Inc. - page 13 of 17

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share
(In thousands, except per share data)(Unaudited)

	Three months ended			Twelve months ended
	Dec 31, 2023	Dec 31, 2022	Sep 30, 2023	Dec 31, 2023	Dec 31, 2022
GAAP net income	$37,977	$57,427	$33,212	$180,669	$208,920
Adjustments to net income:
Goodwill impairment [1]	10,432	—	15,913	115,217	—
Deal and transaction costs [2]	—	258	—	3,001	39,543
Integration costs:
Professional fees [3]	4,582	13,723	6,756	36,650	35,422
Severance costs [4]	(395)	2,273	(454)	1,478	6,269
Retention costs [5]	—	457	45	1,687	1,987
Other costs [6]	3,623	2,105	3,953	13,710	7,053
Contractual and non-cash integration costs:
CMC Materials retention costs [7]	—	3,553	—	—	18,030
Stock-based compensation alignment [8]	—	—	—	—	21,584
Change in control costs [9]	—	—	—	—	22,350
Restructuring costs [10]	2,301	—	1,202	14,745	—
Loss on extinguishment of debt and modification [11]	17,003	1,052	4,532	29,896	3,287
(Gain) loss on sale of businesses [12]	(4,740)	(254)	—	23,839	(254)
Gain on termination of Alliance Agreement [13]	(30,000)	—	—	(184,754)	—
Infineum termination fee, net [14]	—	—	—	(10,877)	—
Charge for fair value write-up of acquired inventory sold [15]	—	—	—	—	61,932
Interest expense, net [16]	—	—	—	—	29,822
Impairment of long-lived assets [17]	30,464	—	—	30,464	—
Amortization of intangible assets [18]	50,984	53,462	51,239	214,477	143,953
Tax effect of adjustments to net income and discrete tax items[19]	(24,288)	(9,605)	(12,810)	(71,284)	(65,728)
Non-GAAP net income	$97,943	$124,451	$103,588	$398,918	$534,170

Diluted earnings per common share	$0.25	$0.38	$0.22	$1.20	$1.46
Effect of adjustments to net income	$0.39	$0.45	$0.46	$1.45	$2.27
Diluted non-GAAP earnings per common share	$0.65	$0.83	$0.68	$2.64	$3.73

Diluted weighted averages shares outstanding	151,331	149,909	151,229	150,945	143,146

1 Non-cash impairment charges associated with goodwill.
2 Deal and transaction costs associated with the CMC Materials acquisition and completed and announced divestitures.
3 Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations. These fees arise outside of the ordinary course of our continuing operations.
4 Represents severance charges related to the integration of CMC Materials.
5 Represents retention charges related directly to the CMC Materials acquisition and completed and announced divestitures, and are not part of our normal, recurring cash operating expenses.
6 Represents other employee-related costs and other costs incurred relating to the CMC Materials acquisition and completed and announced divestitures. These costs arise outside of the ordinary course of our continuing operations.
7Represents non-recurring costs associated with the CMC retention program that was agreed upon and set forth in the definitive acquisition agreement.
8Represents the non-cash incremental expense associated with adopting retirement vesting obligations on Entegris equity awards, similar to those of CMC Materials equity awards.
Entegris, Inc. - page 14 of 17

9 Relates to the change in control agreements that were in place with management of CMC Materials prior to the acquisition and the associated expense post-acquisition.
10 Restructuring charges resulting from cost saving initiatives.
11 Non-recurring loss on extinguishment of debt and modification of our debt.
12 (Gain) loss from the sale of our businesses.
13 Gain on termination of the Alliance Agreement with MacDermid Enthone.
14 Non-recurring gain from the termination fee with Infineum.
15Represents the additional cost of goods sold recognized in connection with the step-up of inventory valuation related to the CMC Materials acquisition.
16 Non-recurring interest costs related to the financing of the CMC Materials acquisition.
17 Impairment of long-lived assets.
18 Non-cash amortization expense associated with intangibles acquired in acquisitions.
19 The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate for each respective year.
Entegris, Inc. - page 15 of 17

Entegris, Inc. and Subsidiaries
Reconciliation of reported Net Sales to Adjusted Net Sales (excluding divestitures) Non-GAAP
(In thousands)
(Unaudited)

	Three months ended
	Dec 31, 2023	Sep 30, 2023
Net sales	$812,291	$888,239
Less: Divestitures [1]	(1,264)	(93,170)
Adjusted Net sales (excluding divestitures) Non-GAAP	$811,027	$795,069

1 Adjusted for the quarterly impact of net sales from divestitures of EC and termination of Alliance Agreement.

Entegris, Inc. - page 16 of 17

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

First-Quarter Outlook
Reconciliation GAAP Operating Margin to non-GAAP Operating Margin and Adjusted EBITDA Margin	March 30, 2024
Net sales	$770 - $790
GAAP - Operating income	$101 - $115
Operating margin - as a % of net sales	13% - 15%
Deal, transaction and integration costs	8
Amortization of intangible assets	51
Adjusted operating income	$160 - $174
Adjusted operating margin - as a % of net sales	21% - 22%
Depreciation	44
Adjusted EBITDA	$204 - $217
Adjusted EBITDA - as a % of net sales	26.5% - 27.5%

First-Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	March 30, 2024
GAAP net income	$42 -$49
Adjustments to net income:
Deal, transaction and integration costs	8
Amortization of intangible assets	51
Income tax effect	(10)
Non-GAAP net income	$91 - $98

First-Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	March 30, 2024
Diluted earnings per common share	$0.28 - $0.33
Adjustments to diluted earnings per common share:
Deal, transaction and integration costs	0.05
Amortization of intangible assets	0.34
Income tax effect	(0.07)
Diluted non-GAAP earnings per common share	$0.60 - $0.65

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Entegris, Inc. - page 17 of 17